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                                                                   EXHIBIT 23.2


                                HAUSSER+TAYLOR


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our firm under the heading "Experts" and the use of our report dated July 29, 1997 in the Registration Statement on Form SB-2 and related Prospectus of CASCO INTERNATIONAL, INC. for the registration of 750,000 units of its common stock and related warrants.

                             /s/ HAUSSER + TAYLOR



Columbus, Ohio
August 4, 1997